UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
__________________

Date of Report (Date of earliest event reported):  November 18, 2013
___________________

NORTHERN TECHNOLOGIES INTERNATIONAL
CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On November 18, 2013, the Board of Directors of NTIC, upon recommendation of the Nominating and Corporate Governance Committee, elected Barbara D. Colwell as a director of NTIC, effective immediately.

Barbara D. Colwell, age 68, is retired and currently serves as a member of the board of directors or advisory board of several non-profit organizations and private companies, including most notably, the Publishers Clearing House, LLC, Mutual Trust Financial Group, WomenCorporateDirectors, IPTAR (Institute for Psychoanalytic Training and Research) and the Belizean Grove.

Ms. Colwell was appointed as a member of the Audit Committee and Nominating and Corporate Governance Committee of the Board of Directors of NTIC.  There are no arrangements or understandings between Ms. Colwell and any other person pursuant to which she was selected as a director, and there have been no transactions since the beginning of NTIC’s last fiscal year, or are currently proposed, regarding Ms. Colwell that are required to be disclosed by Item 404(a) of Regulation S-K.  In connection with the election of Ms. Colwell to the Board, Ms. Colwell was granted an option to purchase 3,000 shares of NTIC common stock at an exercise price of $17.11 per share, which equals the mean between the reported high and low sale prices of NTIC common stock on November 18, 2013, the date of grant.  The option has a 10 year term and will vest in full on November 18, 2014.  In addition, it is expected that NTIC will enter into an indemnification agreement with Ms. Colwell in the same form that NTIC has entered into with its other directors, pursuant to which NTIC will agree to provide indemnification and advancement of expenses to the fullest extent permitted by Delaware law and NTIC’s Restated Certificate of Incorporation.  A copy of the form of indemnification agreement was attached as Exhibit 10.1 to NTIC’s current report on Form 8-K as filed with the Securities and Exchange Commission on November 24, 2008.

Ms. Colwell will receive compensation and participate in plans as a non-employee director of NTIC as described in Exhibit 10.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
10.1
Form of Indemnification Agreement between Northern Technologies International Corporation and its Directors and Officers (incorporated by reference to Exhibit 10.1 to NTIC’s current report on Form 8-K as filed with the Securities and Exchange Commission on November 24, 2008
(File No. 001-11038))

10.2	Description of Non-Employee Director Compensation Arrangements (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated: November 22, 2013

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

10.1	Form of Indemnification Agreement between Northern Technologies International Corporation and its Directors and Officers	Incorporated by reference to Exhibit 10.1 to NTIC’s current report on Form 8-K as filed with the Securities and Exchange Commission on November 24, 2008 (File No. 001-11038)
10.2	Description of Non-Employee Director Compensation Arrangements	Filed herewith